SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE

LISTED FUNDS

Deutsche California Tax-Free Income Fund

Deutsche Capital Growth Fund

Deutsche Communications Fund

Deutsche Core Equity Fund

Deutsche CROCI ® International Fund

Deutsche CROCI ® Sector Opportunities Fund

Deutsche CROCI ® U.S. Fund

Deutsche Emerging Markets Equity Fund

Deutsche Emerging Markets Fixed Income Fund

Deutsche Enhanced Commodity Strategy Fund

Deutsche European Equity Fund

Deutsche Fixed Income Opportunities Fund

Deutsche Floating Rate Fund

Deutsche Global High Income Fund

Deutsche Global Income Builder Fund

Deutsche Global Infrastructure Fund

Deutsche Global Macro Fund

Deutsche Global Real Estate Securities Fund

Deutsche Global Small Cap Fund

Deutsche GNMA Fund

Deutsche Health and Wellness Fund

Deutsche High Conviction Global Bond Fund

Deutsche High Income Fund

Deutsche Intermediate Tax/AMT Free Fund

Deutsche International Growth Fund

Deutsche Large Cap Focus Growth Fund

Deutsche Latin America Equity Fund

Deutsche Managed Municipal Bond Fund

Deutsche Massachusetts Tax-Free Fund

Deutsche MLP & Energy Infrastructure Fund

Deutsche Money Market Prime Series

Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Global Allocation Fund

Deutsche Multi-Asset Moderate Allocation Fund

Deutsche Multisector Income Fund

Deutsche New York Tax-Free Income Fund

Deutsche Real Assets Fund

Deutsche Real Estate Securities Fund

Deutsche S&P 500 Index Fund

Deutsche Science and Technology Fund

Deutsche Short Duration Fund

Deutsche Short-Term Municipal Bond Fund

Deutsche Small Cap Core Fund

Deutsche Small Cap Growth Fund

Deutsche Strategic High Yield Tax-Free Fund

Deutsche Total Return Bond Fund

Deutsche World Dividend Fund

The following disclosure is replaces similar disclosure under the “Purchase of Class C Shares” sub-section under the “Purchases” sub-heading under the “Purchase and Redemption of Shares” section in Part II of each fund’s Statement of Additional Information.

Purchase of Class C Shares. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).

Effective on or about August 10, 2018, Class C shares will automatically convert to Class A shares of the same fund at the relative net asset values of the two classes no later than the end of the month in which the tenth anniversary of the date of purchase occurs (or such earlier date as the Trustees or Directors of a fund may authorize), provided that the relevant fund or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the ten-year aging period. Class C shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A shares on a pro rata basis with the Class C shares. For purposes of calculating the time period remaining on the conversion of Class C shares to Class A shares, Class C shares received on exchange retain their original purchase date. No sales charges or other charges will apply to any such conversion.

Please Retain This Supplement for Future Reference

May 18, 2018
SAISTKR-424